UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

ALIMERA SCIENCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6120 Windward Parkway
Suite 290
Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 annual meeting of stockholders of Alimera Sciences, Inc. (the “Company”) held on June 18, 2013 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of three directors to serve as Class III directors for a term of three years until the 2016 annual meeting of stockholders.

Proposal 2:	The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Proposal 3:	The approval on an advisory, non-binding basis of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2013 (the “Proxy Statement”). Of the 45,115,397 shares of the Company’s common stock, including 13,559,322 shares of common stock underlying the Company’s outstanding Series A Preferred Stock (based on a deemed conversion price of $2.95 per share), entitled to vote at the Annual Meeting, 31,904,106 shares, or approximately 70.2%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following three directors to serve as Class III directors until the 2016 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Brooks	27,652,680	415,193	3,836,233
Brian K. Halak, Ph.D.	27,985,247	82,626	3,836,233
Peter J. Pizzo, III	27,985,247	82,626	3,836,233

Proposal 2:	Ratification of Selection of Grant Thornton LLP.

The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
31,813,108	90,231	767	0

Proposal 3:	Compensation of Officers.

The Company’s stockholders approved on an advisory, non-binding basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,017,542	2,032,781	17,550	3,836,233

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: June 18, 2013	By:	/s/ RICHARD S. EISWIRTH, JR.
		Name:	Richard S. Eiswirth, Jr.
		Title:	Chief Operating Officer and Chief Financial Officer